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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 2, 1994
                Date of Report (Date of earliest event reported)



                               BEST BUY CAPITAL, L.P.,
               (Exact name of registrant as specified in charter)


           DELAWARE                  1-11391                 41-1790489
        (State or other         (Commission File         (I.R.S. Employer
        jurisdiction of              Number)            Identification No.)
        incorporation)


7075 Flying Cloud Drive, Eden Prairie, Minnesota               55344
      (Address of principal executive offices)              (Zip Code)


                                  612\947-2000
              (Registrant's telephone number, including area code)


                                      None.
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     Included herewith are the forms of the following documents to be executed in connection with the offering of 6-1/2% Convertible Monthly Income Preferred Securities of the registrant, a Delaware limited partnership of which Best Buy Co., Inc., a Minnesota Corporation is the general partner ("Best Buy"), earlier versions of which were filed with the Registration Statement on Form S-3 of the registrant and Best Buy (Reg. Nos. 33-55701 and 33-55701-01) having the exhibit numbers indicated (except for Exhibit 4.8 hereto which has not been previously filed):

NUMBER                   DESCRIPTION
- - ------                   -----------
2.2 Form of Amended and Restated Agreement of Limited Partnership of Best Buy Capital, L.P.

3.3 Form of Certificate of Designation with respect to Best Buy Series A Preferred Stock

4.1            Form of Best Buy Capital Preferred Securities  Certificate
               (included in 2.2)

4.2            Form of Best Buy Series A Preferred Stock  Certificate

4.3            Form of Indenture

4.4            Form of Subordinated Debenture (included in 4.3)

4.5            Form of Guarantee Agreement

4.6 Form of Deposit Agreement with respect to Best Buy Series A Cumulative Preferred Stock

4.8            Form of Depositary Receipt (included in 4.6)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BEST BUY CAPITAL, L.P.
                                           (Registrant)

                                   By: Best Buy Co., Inc.
                                        its general partner

Date:  November 2, 1994            By    /s/ Elliot S. Kaplan
                                      ---------------------------
                                      Elliot S. Kaplan, Secretary


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